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Exhibit 32

 LIFESTYLE INNOVATIONS, INC FROM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2003
     CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ron Pitcock, certify that

1.    I am the chief executive officer of LifeStyle Innovations, Inc.

2. Attached to this certification is Form 10-KSB for the fiscal year ended June 30, 2003, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

      o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

      o The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.


October 14, 2003                             /s/ Ron Pitcock
                                             -----------------------------
                                             Ron Pitcock
                                             Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by LifeStyle Innovations, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.



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Exhibit 32

 LIFESTYLE INNOVATIONS, INC FROM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2003
     CERTIFICATION OF CHIEF ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Johnson, certify that

1.    I am the chief executive officer of LifeStyle Innovations, Inc.

2. Attached to this certification is Form 10-KSB for the fiscal year ended June 30, 2003, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

      o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

      o The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

October 14, 2003                             /s/ Paul Johnson
                                             -----------------------------
                                             Paul Johnson
                                             President and
                                             Principal Accounting Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by LifeStyle Innovations, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.